UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010

WESTMORELAND COAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11155	23-1128670
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 North Cascade Avenue, 2nd Floor, Colorado Springs, CO	80903
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective December 17, 2010, Westmoreland Resources, Inc. (“WRI”), a wholly-owned subsidiary of Westmoreland Coal Company (the “Company”), entered into a one-year renewal of its revolving line of credit with First Interstate Bank, Billings, Montana. All other terms of the borrowing remain the same during the renewal period. Outstanding borrowings at December 17, 2010 were $19.6 million.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Change in Terms Agreement between Westmoreland Resources, Inc. and First Interstate Bank dated effective December 17, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: December 22, 2010

By: /s/ Kevin Paprzycki
Kevin Paprzycki
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Change in Terms Agreement between Westmoreland Resources, Inc. and First Interstate Bank dated effective December 17, 2010